UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

January 15, 2026
Date of Report (date of earliest event reported)
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SunCoke Energy, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State of Incorporation)	001-35243 (Commission File Number)	90-0640593 (IRS Employer Identification Number)
1011 Warrenville Road, Suite 600
Lisle,	IL	60532
(Address of principal executive offices and zip code)

(630)	824-1000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	SXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On January 15, 2026, SunCoke Energy, Inc. (the “Company”) announced Mark W. Marinko’s retirement as Senior Vice President and Chief Financial Officer, effective March 13, 2026. As part of a planned leadership succession process, the Company also announced that Shantanu Agrawal, the Company’s current Vice President, Finance and Treasurer, will succeed Mr. Marinko as Senior Vice President and Chief Financial Officer, effective upon Mr. Marinko’s retirement.
Mr. Agrawal (age 39) joined the Company in 2014 and has assumed progressively responsible leadership roles, leading the Company’s finance and treasury functions, including oversight of budgeting, forecasting, financial analysis, cash management, investor relations and procurement. He has served as Vice President, Finance and Treasurer of SunCoke Energy, Inc. since July 2021. Mr. Agrawal does not have any family relationship with any of the Company's Directors or executive officers or any person nominated or chosen by the Company to be a Director or an executive officer. He has no direct or indirect material interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
As Senior Vice President and Chief Financial Officer, Mr. Agrawal will receive an annual base salary of $450,000, and will be eligible to receive an annual non-equity incentive plan target award equal to 75% of his base salary. He will receive such long-term incentive compensation awards as determined by the Compensation Committee of the Company’s Board of Directors (the “Board”) and will remain eligible to participate in the Company's executive severance plans and its comprehensive benefit plans, including 401(k) defined contribution and related plans.
A copy of the press release announcing Mr. Marinko's retirement, and the Board’s appointment of Mr. Agrawal as Senior Vice President and Chief Financial Officer, is attached as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.
Item 9.01 - Financial Statements and Exhibits.

(d): The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	SunCoke Energy, Inc. Press Release, dated January 15, 2026 (included herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Safe Harbor Statement
Statements contained in this report, or the exhibits to this report, that state the Company's or its management's expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. The Company's actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 15th day of January, 2026.

SUNCOKE ENERGY, INC.

By:	/s/ John J DiRocco, Jr.
Name:	John J DiRocco, Jr.
Title:	Vice President, Assistant General Counsel and Corporate Secretary